UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2026 (January 8, 2026)

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MURPHY OIL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	1-8590	71-0361522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9805 Katy Fwy, Suite G-200 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 675-9000

Not applicable
(Former Name or Former Address, if Changed since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth below in Item 8.01 of this Current Report on Form 8-K with respect to the Notes and the Indenture (each as defined below) are incorporated by reference to this Item 2.03.

Item 8.01. Other Events.

On January 23, 2026, the Company closed its previously announced offering of $500,000,000 aggregate principal amount of 6.500% Notes due 2034 (the “Notes”). The Notes were offered and sold pursuant to a terms agreement (the “Terms Agreement”), dated as of January 8, 2026 (incorporating the Underwriting Agreement Standard Provisions, dated January 8, 2026), with BofA Securities, Inc., as representative of the several underwriters named therein (the “Underwriters”), under the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-282655), including a prospectus dated October 15, 2024 and a prospectus supplement dated January 8, 2026. The Terms Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions.

The Notes were issued under an indenture, dated as of May 18, 2012 (the “Base Indenture”), between the Company and Regions Bank (as successor to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the eighth supplemental indenture, dated as of January 23, 2026 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes bear interest at the rate of 6.500% per annum. Interest is payable on February 15 and August 15 of each year, beginning August 15, 2026. The Notes will mature on February 15, 2034. The Company may redeem the Notes, in whole or in part, at any time at the applicable redemption prices, as set forth in the Indenture. In addition, the Indenture contains restrictions on the ability of the Company and its subsidiaries to incur liens, enter into sale and leaseback transactions and merge, consolidate or sell or convey all or substantially all of the Company’s assets, as well as restrictions on the ability of the Company’s subsidiaries to incur indebtedness.

The Company will use the net proceeds from the offering of the Notes (i) to fund the redemption in full of its 5.875% notes due 2027 and its 6.375% notes due 2028, together with the payment of related premiums, fees and expenses in connection with the foregoing, (ii) to repay outstanding borrowings under its revolving credit facility, (iii) to cover transaction related fees and expenses and (iv) for general corporate purposes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Terms Agreement and the Supplemental Indenture (including the form of the Notes), each of which is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 4.2, respectively, and the Base Indenture, which is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 4.1.

A copy of the opinion of Davis Polk & Wardwell LLP, special New York counsel to the Company, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

***

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance. In particular, statements, express or implied, concerning the Company’s future operating results or activities and returns or the Company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward-looking statements. Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward-looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward-looking statements, include, but are not limited to: macro conditions in the oil and natural gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices; geopolitical concerns; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; the impact on our operations or market of health pandemics such as COVID-19 and related government responses; other natural hazards impacting our operations or markets; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; or adverse developments in the U.S. or global capital markets, credit markets, banking system or economies in general, including inflation, trade policies, tariffs and other trade restrictions. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website. We undertake no duty to publicly update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Terms Agreement, dated as of January 8, 2026, between Murphy Oil Corporation and BofA Securities, Inc., as representative of the several underwriters named therein.

4.1	Indenture, dated as of May 18, 2012, between Murphy Oil Corporation and Regions Bank (as successor to U.S. Bank National Association), as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed May 18, 2012).

4.2	Eighth Supplemental Indenture, dated as of January 23, 2026, between Murphy Oil Corporation and Regions Bank, as trustee (including the Form of 6.500% Notes due 2034).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2026	MURPHY OIL CORPORATION

	By:	/s/ Paul D. Vaughan
	Name:	Paul D. Vaughan
	Title:	Vice President and Controller